UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  July 14, 2005
                Date of report (Date of earliest event reported)



                           The Thai Capital Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Maryland                   811-06062                  223306251
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)



       Daiwa Securities Trust Company                                 07302-3051
       One Evertrust Plaza, 9th Floor                                 (Zip Code)
           Jersey City, New Jersey
    (Address of Principal Executive Offices)



                                 (201) 915-3054
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure.

On July 14, 2005, The Thai Capital Fund, Inc. announced that the proposal to increase the management fee contained in the Proxy Statement for the Annual Meeting of Stockholders originally scheduled for June 2, 2005 had not been approved because the required number of votes had not been obtained. The management fee would, therefore, remain at 0.60% of the Fund's average weekly net assets. Reference is made to the press release, dated July 14, 2005, annexed hereto as Exhibit 99.1 for further information.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit     Description
No.
99.1        Press Release

The information furnished under "Item 7.01. Regulation FD Disclosure" of this Form 8-K, including the exhibits related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.





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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2005



                              By: /s/ John J. O'Keefe
                                  ----------------------------------------------
                              Name:  John J. O'Keefe
                              Title: Vice President and Treasurer




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                                  EXHIBIT INDEX


Exhibit No.     Description

99.1            Press Release